Exhibit 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, As Adopted Under Section 302 of the Sarbanes-Oxley Act of 2002
I, Brian J. Robinson, certify that:
1)	I have reviewed this Amendment No. 3 to Form 10-K/A of General Cable Corporation;
2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: December 7, 2009

/s/ BRIAN J. ROBINSON Brian J. Robinson
Executive Vice President, Chief Financial Officer and Treasurer